Exhibit 10.1

ACKNOWLEDGMENT AND CONSENT AGREEMENT

This Acknowledgment and Consent Agreement (this “Agreement”) is entered into as of December 16, 2022, by and between (a) Altitude International Holdings, Inc., a New York corporation (“Altitude”), Trident Water, LLC, a Florida limited liability company (“Trident”), and Altitude Hospitality LLC, a Florida limited liability company (“Hospitality”; Altitude, Trident and Hospitality, each, a “Borrower” and together, the “Borrowers”); (b) the other Loan Parties party hereto; (c) each Lender party hereto; and (d) FVP Servicing, LLC, a Delaware limited liability company (in its capacity as administrative agent for the Lenders, the “Administrative Agent”), with reference to the following facts:

A. The Borrowers have borrowed funds pursuant to that Amended and Restated Loan Agreement, dated as of September 2, 2022 (as amended, modified or supplemented from time to time, the “Loan Agreement”), by and among the Administrative Agent, the Borrowers, the other Loan Parties party thereto and the Lenders party thereto.

B. As of the date hereof, the principal obligations of the Borrowers to the Lenders was $18,250,000 (not including, to the extent applicable, any contingent obligations), plus (i) accrued and accruing interest (including interest charged at the Default Rate), (ii) legal fees1 and (iii) any other costs and charges due and payable or to become due and payable under the terms of the Loan Documents. Such amount is referred to herein as the “Existing Debt.”

C. Pursuant to that certain letter, dated as of December 8, 2022, by the Administrative Agent to Altitude, the Administrative Agent has provided written notice to the Borrowers that an Event of Default have occurred and exist under the Loan Documents as a result of (i) the Borrowers’ failure to pay all outstanding principal of the Original Loan, and all accrued, unpaid interest thereon, on the Original Loan Maturity Date (the “Existing Default”).

D. The Existing Default entitles the Administrative Agent immediately to enforce all the remedies set forth in the Loan Documents.

E. As of the date of the execution and delivery of this Agreement, (i) the Administrative Agent and the Lenders have not waived, forgiven or excused, and by this Agreement are not waiving, forgiving or excusing, the Existing Default or any other defaults, events of default or Events of Default, by whatever nomenclature, under the Notes, the Loan Agreement or any of the other Loan Documents, existing as of the date of the execution and delivery of this Agreement, (b) the Administrative Agent and the Lenders have not extended, and by this Agreement are not extending, the Original Loan Maturity Date, and (c) and the Notes remain immediately due and payable in full.

F. The Borrowers have requested that the Lenders make a protective advance to Hospitality, and the Lenders have agreed to make such a protective advance as set forth herein, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Defined Terms. Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

2. Acknowledgement of Liability. As of the date of this Agreement, the Loan Parties owe the Lenders an amount equal to the Existing Debt. Each Loan Party reaffirms all of its obligations under the Loan Documents and hereby forever waives and relinquishes any and all claims, set-offs or defenses such Loan Party may now have with respect to the payment of sums due to Lenders and the performance of other obligations under the Loan Documents. The security interests granted to the Administrative Agent, for its benefit and for the benefit of the Lenders, in the Loan Documents in the Collateral remain perfected, first priority liens. Each Loan Party acknowledges that, as provided by Section 2.4(a) of the Loan Agreement, the Lenders have elected to charge interest at the Default Rate beginning as of November 30, 2022, and shall have the right to continue to do so during the continuance of any Existing Default or any other Event of Default.

3. Ratification of the Administrative Agent’s First Priority Security Interest in Collateral. Each Loan Party hereby confirms and ratifies the Administrative Agent’s first priority lien and security interest in and to all of the Collateral. Each Loan Party shall execute such security agreements, pledge agreements, financing statements and other documents as the Administrative Agent may from time to time reasonably request to carry out the terms of this Agreement and the other Loan Documents. Each Loan Party authorizes the Administrative Agent to file such financing statements and amendments relating to the Collateral. Such liens and security interests shall secure all of the obligations of each Loan Party under this Agreement and the other Loan Documents.

4. Representations and Warranties. Each Loan Party hereby represents and warrants that:

(a) To Altitude’s knowledge, no Event of Default or failure of condition has occurred or exists, or would exist with notice or lapse of time or both under any of the Loan Documents, other than the Existing Default.

(b) The Administrative Agent has not at any time directed or participated in any aspect of the management of such Loan Party or the conduct of such Loan Party’s business. Such Loan Party has made all business decisions independently of the Administrative Agent, and the Administrative Agent has limited its actions to those solely of a lender of money.

(c) The Administrative Agent is not required to grant any additional credit to such Loan Party.

(d) This Agreement is, and each other Loan Document to which it is or will be a party, when executed and delivered by such Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and equitable principals (whether enforcement is sought by proceedings in equity or at law).

(e) Each of the representations and warranties made by such Loan Party set forth in this Agreement, the Loan Agreement, after giving effect hereto, and the other Loan Documents to which it is a party (i) that is qualified by materiality are true and correct, and (ii) that is not qualified by materiality, are true and correct in all material respects, in each case, on and as of the date hereof, as though made on such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

(f) The execution and delivery by such Loan Party of this Agreement, the performance by such Loan Party of its obligations hereunder and the performance of such Loan Party under the Loan Agreement, (i) have been duly authorized by all necessary organizational action on the part of such Loan Party and (ii) will not (A) violate any provisions of the certificate of incorporation or formation or organization or by-laws or limited liability company agreement or limited partnership agreement of such Loan Party or (B) constitute a violation by such Loan Party of any Applicable Law, statute, regulation or ordinance of any Governmental A, or any agency thereof.

5. Disbursement from Interest Reserve Account. The Lenders hereby agree to make one or more protective advances (each, an “Additional Disbursement” and, collectively, the “Additional Disbursements”) to Hospitality (or directly to any applicable payee) by disbursing, in their sole and absolute discretion, up to an aggregate amount of $1,250,000.00 of the proceeds of the Growth Capital Loan on deposit in the Interest Reserve Account to be used solely for working capital expenditures of Hospitality. Each such Additional Disbursement shall be requested by a written request by Hospitality delivered to the Administrative Agent, specifying (i) the amount of such Additional Disbursement, (ii) the requested funding date (which shall be a Business Day) and (iii) an itemized breakdown of the expenditures for which the proceeds of such Additional Disbursement shall be used, which itemized breakdown shall be subject to the review and approval by the Administrative Agent in its sole discretion.2

6. Default. In addition to all other Events of Default under the Loan Documents (including the Existing Default), the Loan Parties’ failure to pay any amount when due under this Agreement or the Loan Agreement shall constitute immediate Events of Default under the Loan Documents.

7. Rights and Remedies.

(a) The Loan Parties acknowledge that the Administrative Agent may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by each Loan Party:

(i) without notice to such Loan Party, set off and apply to the amounts due and owing under this Agreement and the other Loan Documents:

(A) any and all cash or certificates of deposit held by the Administrative Agent for whatever purpose; and

(B) indebtedness at any time owing to or for the credit or the account of such Loan Party held by any Lender;

(ii) take action against such Loan Party for payment under this Agreement and the other Loan Documents; and

(iii) exercise any right and remedy authorized by this Agreement, the other Loan Documents and/or Applicable Law.

(b) The Administrative Agent’s rights and remedies under this Agreement, the other Loan Documents and all other agreements shall be cumulative. The Administrative Agent shall have all other rights and remedies not inconsistent herewith as provided under the Uniform Commercial Code, by law, or in equity. No exercise by the Administrative Agent of one right or remedy shall be deemed an election, and no waiver by the Administrative Agent of any Event of Default on the part of any Loan Party shall be deemed a continuing waiver. No delay by the Administrative Agent shall constitute a waiver, election, or acquiescence by it. The Administrative Agent shall have the right to take any action it deems necessary against any Loan Party in order to enforce or perfect, or to realize on, its security interest in the Collateral.

8. Conditions Subsequent. Within ninety (90) days of the Effective Date, the Loan Parties shall provide to the Administrative Agent each of the following:

(a) a duly executed “springing” deposit account control agreement in favor of the Administrative Agent with each applicable depositary bank (whether Bank of America or a new depositary bank) at which at which each deposit account of the Loan Parties is held; and

(b) a duly executed Collateral Access Agreement from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where Collateral is stored or located.

9. Waiver of Notice and Cure. Each Loan Party acknowledges that an Event of Default have occurred under the Loan Documents that have entitled the Administrative Agent to exercise all the remedies available to the Administrative Agent under the Loan Documents and Applicable Law. Each Loan Party further waives any claim that a sale or other disposition by the Administrative Agent of the Collateral is not commercially reasonable because the Administrative Agent disclaims any warranties with respect to such sale or other disposition, including, without limitation, disclaimers of warranties relating to title, possession, quiet enjoyment, or the like. Each Loan Party recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Collateral, by reason of certain prohibitions contained in federal securities laws and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Loan Party acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under federal securities laws or under applicable state securities laws, even if such issuer would agree to do so.

10. Release.

(a) Each Loan Party acknowledges that Administrative Agent and the Lenders would not enter into this Agreement or agree to make the Additional Disbursement without the Loan Parties’ assurance hereunder. Except for the obligations arising hereafter under this Agreement, each Loan Party hereby absolutely discharges and releases the Administrative Agent and Lenders, any person or entity that has obtained any interest from the Administrative Agent or any Lender under the Loan Documents and each of the Administrative Agent’s or Lenders’ and such entity’s former and present partners, stockholders, officers, directors, employees, successors, assignees, advisors, agents and attorneys (collectively, the “Released Parties”) from any known or unknown claims which such Loan Party now has against the Administrative Agent or any Lender of any nature, including any claims that such Loan Party, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan Documents or the transactions contemplated thereby, including the administration and enforcement thereof (collectively, all of the foregoing, the “Claims”). Each Loan Party represents and warrants that it has no knowledge of any Claim by it against any Released Party or of any facts or acts or omissions of the Released Parties which on the date hereof would be the basis of a Claim by such Loan Party against the Released Parties which is not released hereby.

(b) Each Loan Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each of the Released Parties that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any of the Released Parties on the basis of any Claim released, remised and discharged by such Loan Party pursuant to Section 10(a) above.3

(c) Each Loan Party hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor or other party providing the release does not know or suspect to exist in its favor at the time of executing the release.

(d) The provisions, waivers and releases set forth in this section are binding upon each Loan Party, and such Loan Party’s shareholders, agents, employees, assigns and successors in interest, and each and every party claiming rights by or through such Loan Party. The provisions, waivers and releases of this section shall inure to the benefit of the Administrative Agent, any Lender and their respective agents, employees, officers, directors, assigns and successors in interest.

(e) Each Loan Party warrants and represents that such Loan Party is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and such Loan Party has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each Loan Party shall indemnify and hold harmless the Administrative Agent and each Lender from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.

(f) The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Agreement and the other Loan Documents, and/or the Administrative Agent’s or any Lender’s actions to exercise any remedy available under the Loan Documents or otherwise.

11. Further Assurances. Each Loan Party will take such other actions as the Administrative Agent may reasonably request from time to time to perfect or continue the Administrative Agent’s security interests in such Loan Party’s property, and to accomplish the objectives of this Agreement.

12. Consultation of Counsel. Each Loan Party acknowledges that such Loan Party has had the opportunity to be represented by legal counsel of its own choice throughout all of the negotiations that preceded the execution of this Agreement and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Agreement. Each Loan Party has executed this Agreement after reviewing and understanding each provision of this Agreement and without reliance upon any promise or representation of any person or persons acting for or on behalf of the Administrative Agent or any Lender. Each Loan Party further acknowledges that such Loan Party and its counsel have had adequate opportunity to make whatever investigation or inquiry they may deem necessary or desirable in connection with the subject matter of this Agreement prior to the execution hereof and the delivery and acceptance of the consideration described herein.

13. Miscellaneous.

(a) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Loan Parties, Administrative Agent, and Lender and their respective successors and assigns; provided, however, that the foregoing shall not authorize any assignment by any Loan Party of its rights or duties hereunder.

(b) Integration. This Agreement and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Agreement; except that any financing statements or other agreements or instruments filed by the Administrative Agent with respect to any Loan Party shall remain in full force and effect.

(c) Course of Dealing; Waivers. No course of dealing on the part of the Administrative Agent or its officers, nor any failure or delay in the exercise of any right by the Administrative Agent, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. The Administrative Agent’s failure at any time to require strict performance by any Loan Party of any provision shall not affect any right of the Administrative Agent thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of the Administrative Agent.

(d) Counterparts. This Agreement may be signed in counterparts and all of such counterparts when properly executed by the appropriate parties thereto together shall serve as a fully executed document, binding upon the parties. Facsimile or PDF copies of signatures on this agreement shall have the same force and effect as an original.

(e) Legal Effect. Except as explicitly set forth herein, the Loan Documents remain unmodified and in full force and effect. If any provision of this Agreement conflicts with Applicable Law, such provision shall be deemed severed from this Agreement, and the balance of this Agreement shall remain in full force and effect.

(f) Choice of Law and Venue; Jury Trial Waiver. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to principles of conflicts of law. Jurisdiction shall lie in the State of New York. All disputes, controversies, claims, actions and similar proceedings arising with respect to this Agreement or any related agreement or transaction shall be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, except as provided below with respect to arbitration of such matters. THE ADMINISTRATIVE AGENT, EACH LENDER, AND EACH LOAN PARTY EACH ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH OF THEM, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR NOTE DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTION OF ANY OF THEM. LENDER PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY LOAN PARTY, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM.

(g) Assignment and Indemnity. Each Loan Party consents to the Administrative Agent’s assignment of all or any part of the Administrative Agent’s rights under this Agreement and the other Loan Documents. Each Loan Party shall indemnify and defend and hold the Administrative Agent and any assignee of the Administrative Agent’s interests harmless from any actions, costs, losses or expenses (including attorneys’ fees) arising out of such assignment, this Agreement and the other Loan Documents.

(h) Loan Document. This Agreement shall be a Loan Document under the Loan Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the first date above written.

BORROWERS:

ALTITUDE INTERNATIONAL HOLDINGS, INC.,
a New York corporation

By:	/s/ Gregory C. Breunich
Name:	Gregory C. Breunich
Title:	CEO

TRIDENT WATER, LLC,
a Florida limited liability company

By:	/s/ Gregory C. Breunich
Name:	Gregory C. Breunich
Title:	CEO

ALTITUDE HOSPITALITY LLC,
a Florida limited liability company

By:	/s/ Gregory C. Breunich
Name:	Gregory C. Breunich
Title:	CEO

GUARANTORS:

ALTITUDE SPORTS MANAGEMENT CORP.,
a Wisconsin corporation

By:	/s/ Gregory C. Breunich
Name:	Gregory C. Breunich
Title:	CEO

BREUNICH HOLDING, INC.,
a Delaware corporation

By:	/s/ Gregory C. Breunich
Name:	Gregory C. Breunich
Title:	CEO

Signature Page to Acknowledgment and Consent Agreement

ITA-USA ENTERPRISE, LLC,
a Florida limited liability company

By:	/s/ Gregory C. Breunich
Name:	Gregory C. Breunich
Title:	CEO

NORTH MIAMI BEACH ACADEMY LLC,
a Florida limited liability company

By:	/s/ Gregory C. Breunich
Name:	Gregory C. Breunich
Title:	CEO

NVL ACADEMY, LLC,
a Florida limited liability company

By:	/s/ Gregory C. Breunich
Name:	Gregory C. Breunich
Title:	CEO

SIX LOG CLEANING & SANITIZING LLC,
a Florida limited liability company

By:	/s/ Gregory C. Breunich
Name:	Gregory C. Breunich
Title:	CEO

ALTITUDE WELLNESS, LLC,
a Florida limited liability company

By:	/s/ Gregory C. Breunich
Name:	Gregory C. Breunich
Title:	CEO

ALTITUDE INTERNATIONAL, INC.,
a Wisconsin corporation

By:	/s/ Gregory C. Breunich
Name:	Gregory C. Breunich
Title:	CEO

ALTITUDE ONLINE, LLC,
a Florida limited liability company

By:	/s/ Gregory C. Breunich
Name:	Gregory C. Breunich
Title:	CEO

Signature Page to Acknowledgment and Consent Agreement

ADMINISTRATIVE AGENT:

FVP SERVICING, LLC

By:	/s/ Keith Lee
Name:	Keith Lee
Title:	Manager

LENDERS:

FVP OPPORTUNITY FUND III, LP,
a Delaware limited partnership

By: FVP Fund III GP, LLC, its General Partner

By:	/s/ Keith Lee
Name:	Keith Lee
Title:	Manager

FVP OPPORTUNITY FUND IV, LP,
a Delaware limited partnership

By: FVP Fund IV GP, LLC, its General Partner

By:	/s/ Keith Lee
Name:	Keith Lee
Title:	Manager

GT PARTNERS PRIVATE CREDIT FINANCE LLC,
a Delaware limited liability company

By:	/s/ Scott Warner
Name:	Scott Warner
Title:	Authorized Signatory

GT MONTEREY CYPRESS FINANCE LLC,
a Delaware limited liability company

By:	/s/ Scott Warner
Name:	Scott Warner
Title:	Authorized Signatory

Signature Page to Acknowledgment and Consent Agreement